Pacific Life Funds NSAR 03-31-14
EXHIBIT 77Q1(a)
MATERIAL AMENDMENTS TO REGISTRANT'S CHARTER OR BYLAWS




The following documents are included in Registrant's Form Type N1A/B, Accession No. 0001193125-13-478961 filed on December 19, 2013, and incorporated by reference herein:

Pacific Life Funds By-Laws